UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2023

Blue Owl Capital Corporation II

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01219	47-5416332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On September 20, 2023 (the “Amendment Date”), ORCC II Financing LLC (“ORCC II Financing”) and OR Lending II LLC (“OR Lending II”), each a subsidiary of Blue Owl Capital Corporation II (the “Company”) entered into Amendment No. 1 to Credit Agreement and Margining Agreement (the “Amendment” and the facility as amended the “Secured Credit Facility”), which amended (a) that certain Third Amended and Restated Margining Agreement, dated as of April 29, 2019, by and between ORCC II Financing and OR Lending II LLC, as borrowers and Goldman Sachs Bank USA, as administrative agent and (b) that certain Third Amended and Restated Credit Agreement, dated as of May 6, 2022, by and among ORCC II Financing and OR Lending II LLC, as borrowers, the lenders from time to time parties thereto, Goldman Sachs Bank USA as sole lead arranger, syndication agent and administrative agent, State Street Bank and Trust Company as collateral administrator and collateral agent and Cortland Capital Market Services LLC as collateral custodian. Among other changes, the Amendment (i) provided for the refinancing in full of all Existing Loans, (ii) amended the definition of Collateral Portfolio Requirements, Specified Change and Material Amendment, (iii) reduced the Commitments under the Secured Credit Facility from $500,000,000 to $250,000,000, (iv) extended the Non-Call Period through September 20, 2024, the Reinvestment Period through November 30, 2025 and the Scheduled Maturity Date through November 30, 2026 and (v) increased the Spread from 2.40% to 2.70%. The Amendment also amended the definitions of Cash Payment Funding Deadline and Value Adjustment Event under the Margining Agreement.

Item 2.03 - Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Credit and Margining Agreement, dated as of September 20, 2023, to (a) the Third Amended and Restated Credit Agreement, dated as of May 6, 2022, by and among ORCC II Financing LLC and OR Lending II LLC, as Borrowers, the Lenders from time to time parties thereto, Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Alter Domus (US) LLC as Collateral Custodian, and (b) to the Third Amended and Restated Margining Agreement dated as of April 29, 2019, among ORCC II Financing LLC and OR Lending II LLC, as Borrowers, the Lenders referred to in the Credit Agreement, Goldman Sachs Bank USA, as Administrative Agent, State Street Bank and Trust Company, as Collateral Administrator and Collateral Agent and Cortland Capital Market Services LLC, as Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Owl Capital Corporation II

Date: September 26, 2023	By:	/s/ Bryan Cole
Bryan Cole
Chief Operating Officer and Chief Financial Officer